Long Term Debt - Senior Secured Notes (Details) - Senior secured notes $ in Thousands		12 Months Ended
	Dec. 19, 2017 USD ($)	Mar. 31, 2018 USD ($)	Jun. 19, 2012 USD ($)
Long-Term Debt
Face amount			$ 250,000
Fixed interest rate			6.65%
Repayments in semi-annual installments	$ 19,500	$ 25,000
Covenant penalty rate		0.50%
Leverage ratio interest penalty rate		4.25
Leverage ratio additional interest penalty rate		4.50
Senior secured notes, dividend restrictions		In addition, the amendment also restricts us from increasing our distribution rate over the amount paid in the preceding quarter if our interest coverage ratio is less than 3.00 to 1
Notes repurchased		$ 230,500
Cash paid (excluding payments of accrued interest)		250,179
Loss on early extinguishment of debt		(23,971)
Write off of debt issuance costs		$ 4,300